Exhibit 10.1(g)

AMENDMENT NO. 3 dated as of September 16, 2020 (this “Amendment”), to the Credit Agreement dated as of December 29, 2017, as amended by Amendment No. 1 to the Credit Agreement dated as of September 7, 2018 and as amended by Amendment No. 2 to the Credit Agreement dated as of January 25, 2019 (as so amended and as otherwise amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”).

A.Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B.The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to make certain changes as set forth herein.

C.In order to effectuate the foregoing, the Borrower, the Lenders party hereto (which such Lenders constitute at least the Lenders required to effect this Amendment in accordance with Section 12.2 of the Credit Agreement) and the Administrative Agent have agreed that the Credit Agreement be amended, on the terms and subject to the conditions set forth herein.

D.Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows, effective as of the Amendment No. 3 Effective Date (as defined below):

(a)Section 1.1 is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“Consolidated Total Net Funded Indebtedness” means, as of any date of determination, the sum of the aggregate principal amount of Indebtedness outstanding as of such date of the type described in clauses (a), (b), (c), (e), (f) (limited to the amounts thereunder that have been drawn and not reimbursed), (g) and (i) (but only to the extent relating to the foregoing clauses) of the definition of “Indebtedness” of the Borrower and its Subsidiaries, minus Unrestricted Cash in an aggregate amount not to exceed $100,000,000, in each case, determined as of such date on a Consolidated basis in accordance with GAAP.

“Total Net Funded Debt to EBITDA Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Net Funded Indebtedness on such date to (b) Consolidated EBITDA for the most recently completed Reference Period.

“Unrestricted Cash” means, as of any date of determination, all cash and Cash Equivalents of the Borrower and its Subsidiaries as of such date that would not appear as “restricted” on any financial statement required to be delivered pursuant to Section 8.1, determined on a Consolidated basis in accordance with GAAP; provided that cash and Cash Equivalents of the Borrower and its Subsidiaries restricted solely in favor of the Administrative Agent or any Lender shall constitute Unrestricted Cash.

(b)Each reference to “Total Funded Debt to EBITDA Ratio” in the definition of “Qualified Acquisition” and Sections 9.3(m), 9.6(f) and 9.13(b), shall instead be deemed to be a reference to “Total Net Funded Debt to EBITDA Ratio”.

(c)Article I is hereby amended by adding the following as a new Section 1.12 in the appropriate numerical order:
“Section 1.12 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

SECTION 2. Representations and Warranties. The Borrower, as to itself and the Credit Parties, represents and warrants to the Administrative Agent and the Lenders that:

(a)Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable in accordance with the terms herein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(b)As of the Amendment No. 3 Effective Date and after giving effect to the transactions contemplated hereby:

(i)The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the Amendment No. 3 Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty remains true and correct in all respects as of such earlier date); and

(ii)no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective, as of the date first written above, on the first date (such date, the “Amendment No. 3 Effective Date”) on which each of the following conditions is satisfied:

(a)The Administrative Agent (i) shall have executed this Amendment and (ii) shall have received from the Borrower, each other Credit Party and Lenders (which such Lenders constitute at least the Lenders required to effect this Amendment in accordance with Section 12.2 of the Credit Agreement) either a counterpart of this Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent that such party has signed a counterpart of this Amendment.

(b)The Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by an authorized officer of the Borrower, confirming the accuracy of the representations and warranties set forth in Section 2 hereof.

(c)The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to 5:00 p.m., New York City time, on September 16, 2020, an amendment fee equal to 0.05% of the amount of the Revolving Credit Commitments (whether used or unused) and outstanding Term Loans of such Lender under the Credit Agreement as of the Amendment No. 3 Effective Date.

(d)The Administrative Agent shall have received, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrower under the Credit Agreement in connection with this Amendment.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 3 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment; provided that upon the reasonable request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by a manually executed counterpart. The words “executed”, “signed”, “signature”, “delivery” and words of like import in this Amendment shall be deemed to include electronic signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 6. Governing Law; Waiver of Jury Trial; Service of Process; Judgment Currency. THE PROVISIONS OF SECTION 12.5 (GOVERNING LAW; JURISDICTION, ETC) AND SECTION 12.6 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT, mutatis mutandis.

SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

AMERICAN WOODMARK CORPORATION, as Borrower
By:
/s/ Paul Joachimczyk
Name: Paul Joachimcyzk
Title: Vice President and Chief Financial Officer

AMENDÉ CABINET CORPORATION, as a Credit Party
By:
/s/ Scott Culbreth
Name: M. Scott Culbreth
Title: President

COMPLETE KITCHENS LLC, as a Credit Party
By:
/s/ Scott Culbreth
Name: M. Scott Culbreth
Title: President

RSI Home Products, Inc., as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimcyzk
Title: Chief Financial Officer and Treasurer

PROFESSIONAL CABINET SOLUTIONS, as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimcyzk
Title: Chief Financial Officer and Treasurer

RSI HOME PRODUCTS MANAGEMENT, INC., as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimcyzk
Title: Chief Financial Officer and Treasurer

RSI HOME PRODUCTS MANUFACTURING, INC., as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimcyzk
Title: Chief Financial Officer and Treasurer

RSI HOME PRODUCTS SALES, INC., as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimcyzk
Title: Chief Financial Officer and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender,
By:
/s/ Dermaine A. Lewis
Name: Dermaine A. Lewis
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: BMO Harris Bank N.A.

By:
/s/ Thomas Hasenauer
Name: Thomas Hasenauer
Title: Managing Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: CITIZENS BANK, N.A.

By:
/s/ Pamela Hansen
Name: Pamela Hansen
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: Trust Bank, formerly known as Branch Banking and Trust Company, and as successor by merger to SunTrust Bank
By:
/s/ Chris Hursey
Name: Chris Hursey
Title: Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: CAPITAL ONE, NATIONAL ASSOCIATION

By:
/s/ Benjamin Lucas
Name: Benjamin Lucas
Title: Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: BBVA USA, an Alabama banking corporation:

By:
/s/ Heather Allen
Name: Heather Allen
Title: Senior Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Fifth Third Bank, National Association

By:
/s/ Jonathan H. James
Name: Jonathan H. James
Title: Managing Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution:

By: MUFG Union Bank, N.A.
/s/ Spencer Hughes
Name: Spencer Hughes
Title: Managing Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: PNC, NATIONAL ASSOCIATION

By:
/s/ David Notaro
Name: David Notaro
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

REGIONS BANK:

By:
/s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: U.S. Bank National Association

By:
/s/ Sean P. Walters
Name: Sean P. Walters
Title: Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: First National Bank of Pennsylvania

By:
/s/ Charles W. Jones
Name: Charles W. Jones
Title: Senior Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: TD BANK, N.A.

By:
/s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 3
AMERICAN WOODMARK CORPORATION

Name of Institution: Atlantic Union Bank

By:
/s/ Charles B. Vaughters
Name: Charles B. Vaughters
Title: Director - Corporate Banking

For any Lender requiring a second signature block:

By:

Name:
Title: